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                         LORD ABBETT RESEARCH FUND, INC.

                             ARTICLES OF RESTATEMENT


         FIRST: LORD ABBETT RESEARCH FUND, INC., a Maryland corporation, (the "Corporation") desires to restate its charter as currently in effect.

         SECOND: The following provisions are all the provisions of the charter currently in effect.

                       RESTATED ARTICLES OF INCORPORATION

                                       OF

                         LORD ABBETT RESEARCH FUND, INC.


                                    ARTICLE I

         I, the subscriber, Kenneth B. Cutler, whose post office address is 767 Fifth Avenue, New York, New York 10153, being over eighteen years of age, am acting as incorporator with the intention of forming a corporation under and by virtue of the general laws of the State of Maryland authorizing the formation of corporations.


                                   ARTICLE II

         The name of the corporation (hereinafter called the "Corporation") is Lord Abbett Research Fund, Inc.


                                   ARTICLE III

         The current post office address of the place at which the principal office of the Corporation in the State of Maryland is located is c/o The Prentice-Hall Corporation System, Maryland, 11 East Chase Street, Baltimore, Maryland 21202.

         The Corporation's current resident agent is The Prentice-Hall Corporation System, Maryland, 11 East Chase Street, Baltimore, Maryland 21202. Said resident agent is a corporation in the State of Maryland.


                                   ARTICLE IV

         The purpose or purposes for which the Corporation is formed and the business or objects to be transacted, carried on and promoted by it, are as follows:

         1. To conduct, operate and carry on the business of an investment company.

         2. To purchase, subscribe for, invest in or otherwise acquire, and to own, hold, sell, possess, transfer or otherwise dispose of, or turn to account or realize upon, and generally deal in, all forms of securities of every nature, kind, character, type and form, including but not limited to, shares, stocks, bonds, debentures, notes, scrip, participation certificates, rights to subscribe,


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warrants, options, certificates of deposit, choses in action, evidences of indebtedness, certificates of indebtedness and certificates of interest of any and every kind and nature whatsoever, secured and unsecured, issued or to be issued, by any corporation, partnership, association, trust, entity or person, public or private, whether organized under the laws of the United States, or any state, commonwealth, territory or possession thereof, or organized under the laws of any foreign country.

         3. To issue, sell, repurchase, redeem, retire, cancel, acquire, resell, transfer, and otherwise deal in shares of the capital stock of the Corporation, and to apply to any such repurchase, redemption, retirement, cancellation or acquisition of shares of capital stock of the Corporation, any funds of the Corporation, whether capital, surplus or otherwise to the full extent permitted by the laws of Maryland, all without the vote or consent of the stockholders of the Corporation.

         4. To conduct its business in the State of Maryland, all other states and elsewhere in any part of the world, and to have one or more offices outside the State of Maryland.

         5. To do any and all things herein set forth, and in addition such other acts and things as are necessary or convenient to the attainment of the purposes of this Corporation, or any of them, to the same extent as natural persons lawfully might or could do in any part of the world, and to engage in any lawful act or activity for which corporations may be organized under the laws of the State of Maryland.

         The foregoing objects and purposes shall, except as otherwise expressly provided, be in no way limited or restricted by reference to, or inference from the terms of any other clause of this or any other Article of these Articles of Incorporation, and shall each be regarded as independent, and construed as powers as well as objects and purposes, and the enumeration of specific purposes, objects and powers shall not be construed to limit or restrict in any manner the meaning of general terms or the general powers of the Corporation now or hereafter conferred by the laws of the State of Maryland, nor shall the expression of one thing be deemed to exclude another, though it be of like nature, not expressed; provided, however, that the Corporation shall not have power to carry on within the State of Maryland any business whatsoever the carrying on of which would preclude it from being classified as an ordinary business corporation under the laws of said State; nor shall any of the foregoing statements of its objects, purposes and powers be deemed to permit the Corporation to carry on any business, or exercise any powers, in any state, territory, district or county except to the extent that the same may lawfully be carried on or exercised under the laws thereof.

                                    ARTICLE V

         SECTION 1. The total number of shares which the Corporation has authority to issue is 1,000,000,000 shares of capital stock of the par value of $.001 each (the "Shares"), having an aggregate par value of $1,000,000. The Board of Directors of the Corporation shall have full power and authority, from time to time, to classify or reclassify any unissued Shares, including, without limitation, the power to classify or reclassify unissued shares into series, and to classify or reclassify a series into one or more classes of stock that may be invested together in the common investment portfolio in which the series is invested, by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of such shares of stock. All Shares of a series shall represent the same interest in the Corporation and have the same preferences, conversion or other rights, voting powers,


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restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as the other Shares of that series, except to the extent that the Board of Directors provides for differing preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of Shares of classes of such series as determined pursuant to Articles Supplementary filed for record with the State Department of Assessments and Taxation of Maryland, or as otherwise determined pursuant to these Articles or by the Board of Directors in accordance with law. The Shares shall initially be classified into three series designated initially as the "Large-Cap Series", consisting of 50,000,000 Shares, the "Mid-Cap Series", consisting of 50,000,000 Shares and the "Small-Cap Series", consisting of 50,000,000 Shares. Prior to the first classification of a series into additional classes, all outstanding Shares of such series shall be of a single class. Notwithstanding any other provision of these Articles, upon the classification of unissued Shares into additional series, the Board of Directors shall specify a legal name for the new series in appropriate charter documents filed for record with the State Department of Assessments and Taxation of Maryland providing for such name change and classification, and upon the first classification of a series into additional classes, the Board of Directors shall specify a legal name for the outstanding class, as well as for the new class or classes, in appropriate charter documents filed for record with the State Department of Assessments and Taxation of Maryland providing for such name change and classification.

         [On July 3, 1996, the Articles of Incorporation of the Corporation were amended by the filing of Articles of Amendment with the State Department of Assessments and Taxation of Maryland which specified the legal name for the existing class of capital stock of each series of the Corporation, both outstanding shares and unissued shares, as Class A shares.

         On July 9, 1996, the Articles of Incorporation of the Corporation were further supplemented by the filing of Articles Supplementary with the State Department of Assessments and Taxation of Maryland which pursuant to the authority of the Board of Directors of the Corporation to classify and reclassify unissued shares of stock of the Corporation and to classify a series into one or more classes of such series, classified and reclassified 30,000,000 authorized but unissued Class A shares of the Large-Cap series as Class B shares of the Large-Cap Series. Such Articles Supplementary further provided that subject to the power of the Board of Directors to classify and reclassify unissued shares, all shares of the Corporation's Class B stock of the Large-Cap Series shall be invested in the same investment portfolio of the Corporation as the Class A stock of such series and shall have the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption set forth in Article V of the Articles of Incorporation of the Corporation and shall be subject to all other provisions of the Articles of Incorporation relating to stock of the Corporation generally.

         On November 6, 1996, the Articles of Incorporation of the Corporation were further supplemented by the filing of Articles Supplementary with the State Department of Assessments and Taxation of Maryland which pursuant to the authority of the Board of Directors of the Corporation to classify and reclassify unissued shares of stock of the Corporation and to classify a series into one or more classes of such series, classified and reclassified 30,000,000 authorized but unissued shares of capital stock of the Corporation as Class B shares of the Small-Cap Series. Such Articles Supplementary further provided that subject to the power of the Board of Directors to classify and reclassify unissued shares, all shares of the Corporation's Class B stock of the Small-Cap Series shall be invested in the same investment portfolio of the Corporation as the Class A stock of such series and shall have the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption set forth in Article V of the Articles of Incorporation of the Corporation and shall be subject to all other provisions of the Articles of Incorporation relating to stock of the Corporation generally.

         On April 2, 1997, the Articles of Incorporation of the Corporation were further supplemented by the filing of Articles Supplementary with the State Department of Assessments


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and Taxation of Maryland which, pursuant to the authority of the Board of
Directors of the Corporation to classify and reclassify unissued shares of stock of the Corporation and to classify a series into one or more classes of such series, (i) classified 20,000,000 authorized, but unissued shares as Class C shares of the Large-Cap Series, and (ii) classified 20,000,000 authorized, but unissued shares as Class C shares of the Small-Cap Series. Such Articles Supplementary further provided that subject to the power of the Board of Directors to classify and reclassify unissued shares, all shares of the Corporation's Class C stock of the Large-Cap Series and Small-Cap Series shall be invested in the same investment portfolios as the Class A and Class B stock of their respective series and shall have the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption set forth in Article V of the Articles of Incorporation of the Corporation and shall be subject to all other provisions of the Articles of Incorporation relating to stock of the Corporation generally.

         On October 9, 1997, the Articles of Incorporation of the Corporation were further supplemented by the filing of Articles Supplementary with the State Department of Assessments and Taxation of Maryland which, pursuant to the authority of the Board of Directors of the Corporation to classify and reclassify unissued shares of stock of the Corporation and to classify a series into one or more classes of such series, classified and reclassified 30,000,000 authorized but unissued Class A shares as Class Y shares of the Small-Cap Series. Such Articles Supplementary further provided that subject to the power of the Board of Directors to classify and reclassify unissued shares, all shares of the Class Y stock of the Small-Cap Series shall be invested in the same investment portfolio as the Class A, Class B and Class C stock of the Small-Cap Series and shall have the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption set forth in Article V of the Articles of Incorporation of the Corporation and shall be subject to all other provisions of the Articles of Incorporation relating to stock of the Corporation generally.]

         SECTION 2. A description of the relative preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of all series and classes of series of Shares is as follows, unless otherwise set forth in Articles Supplementary filed for record with the State Department of Assessments and Taxation of Maryland or otherwise determined pursuant to these Articles:

                  (a) ASSETS BELONGING TO SERIES. All consideration received or receivable by the Corporation for the issue or sale of Shares of a particular series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that series for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Corporation. Such consideration, assets, income, earnings, profits and proceeds, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, together with any unallocated items (as hereinafter defined) relating to that series as provided in the following sentence, are herein referred to as "assets belonging to" that series. In the event that there are any assets, income, earnings, profits or proceeds thereof, funds or payments which are not readily identifiable as belonging to any particular series (collectively "Unallocated Items"), the Board of Directors shall allocate such Unallocated Items to and among any one or more of the series created from time to time in such manner and on such basis as it, in its sole discretion, deems fair and equitable; and any Unallocated Items so allocated to a particular series shall belong to that series. Each such allocation by the Board of Directors shall be conclusive and binding upon the stockholders of all series for all purposes.


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                  (b) LIABILITIES BELONGING TO SERIES. The assets belonging to each particular series shall be charged with the liabilities of the Corporation in respect of that series, including any class thereof, and with all expenses, costs, charges and reserves attributable to that series, including any such class, and shall be so recorded upon the books of account of the Corporation. Such liabilities, expenses, costs, charges and reserves, together with any unallocated items (as hereinafter defined) relating to that series, including any class thereof, as provided in the following sentence, so charged to that series, are herein referred to as "liabilities belonging to" that series. In the event there are any unallocated liabilities, expenses, costs, charges or reserves of the Corporation which are not readily identifiable as belonging to any particular series (collectively "Unallocated Items"), the Board of Directors shall allocate and charge such Unallocated Items to and among any one or more of the series created from time to time in such manner and on such basis as the Board of Directors in its sole discretion deems fair and equitable; and any Unallocated Items so allocated and charged to a particular series shall belong to that series. Each such allocation by the Board of Directors shall be conclusive and binding upon the stockholders of all series for all purposes. To the extent determined by the Board of Directors, liabilities and expenses relating solely to a particular class (including, without limitation, distribution expenses under a Rule 12b-1 plan and administrative expenses under an administration or service agreement, plan or other arrangement, however designated, which may be adopted for such class) shall be allocated to and borne by such class and shall be appropriately reflected (in the manner determined by the Board of Directors) in the net asset value, dividends and distributions and liquidation rights of the shares of such class.

                  (c) DIVIDENDS. Dividends and distributions on Shares of a particular series may be paid to the holders of Shares of that series at such times, in such manner and from such of the income and capital gains, accrued or realized, from the assets belonging to that series, after providing for actual and accrued liabilities belonging to that series, as the Board of Directors may determine. Such dividends and distributions may vary between or among classes of a series to reflect differing allocations of liabilities and expenses of such series between or among such classes to such extent as may be provided in or determined pursuant to Articles Supplementary filed for record with the State Department of Assessments and Taxation of Maryland or as may otherwise be determined by the Board of Directors.

                  (d) LIQUIDATION. In the event of the liquidation or dissolution of the Corporation, the stockholders of each series shall be entitled to receive, as a series, when and as declared by the Board of Directors, the excess of the assets belonging to that series over the liabilities belonging to that series. The assets so distributable to the stockholders of one or more classes of a series shall be distributed among such stockholders in proportion to the respective aggregate net asset values of the shares of such series held by them and recorded on the books of the Corporation.

                  (e) VOTING. On each matter submitted to vote of the stockholders, each holder of a Share shall be entitled to one vote for each such Share standing in his name on the books of the Corporation irrespective of the series or class thereof and all shares of all series and classes shall vote as a single class ("Single Class Voting"); provided, however, that (i) as to any matter with respect to which a separate vote of any series or class is required by the Investment Company Act of 1940, as amended from time to time, applicable rules and regulations thereunder, or the Maryland General Corporation Law, such requirement as to a separate vote of that series or class shall apply in lieu of Single Class Voting as described above;
         (ii) in the event that the separate vote requirements referred to in
         (i) above apply with respect to one or more (but less than all) series or


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         classes, then, subject to (iii) below, the shares of all other series and classes shall vote as a single class; and (iii) as to any matter which does not affect the interest of a particular series or class, only the holders of shares of the one or more affected series or classes shall be entitled to vote.

                  (f) CONVERSION. At such times (which times may vary among shares of a class) as may be determined by the Board of Directors, Shares of a particular class of a series may be automatically converted into Shares of another class of such series based on the relative net asset values of such classes at the time of conversion, subject, however, to any conditions of conversion that may be imposed by the Board of Directors.

                  (g) EQUALITY. All Shares of each particular series shall represent an equal proportionate interest in the assets belonging to that series (subject to the liabilities belonging to that series), but the provisions of this sentence or any other provision of these Articles shall not restrict any distinctions that may exist with respect to stockholder elections to receive dividends or distributions in cash or Shares or that may otherwise exist with respect to dividends and distributions on Shares of the same series.

         SECTION 3. The Shares of the Corporation shall be subject to the following provisions:

                  (a) All Shares now or hereafter authorized shall be subject to redemption and redeemable at the option of the stockholder, in the sense used in the general laws of the State of Maryland authorizing the formation of corporations. Each holder of the Shares, upon request to the Corporation accompanied by surrender (to the Corporation, or an agent designated by it) of the appropriate stock certificate or certificates, if any, in proper form for transfer, and such other instruments as the Board of Directors may require, shall be entitled to require the Corporation to redeem all or any part of the Shares outstanding in the name of such holder on the books of the Corporation, at a redemption price equal to the net asset value of such Shares determined as hereinafter set forth. Notwithstanding the foregoing, the Corporation may deduct from the proceeds otherwise due to any stockholder requiring the Corporation to redeem Shares a redemption charge not to exceed one percent (1%) of such net asset value or a reimbursement charge, a deferred sales charge or other charge that is integral to the Corporation's distribution program (which charges may vary within and among series and classes) as may be established from time to time by the Board of Directors.

                  (b) Notwithstanding the foregoing, the Board of Directors of the Corporation may suspend the right of the holders of the Shares to require the Corporation to redeem Shares or may suspend any voluntary purchase of such Shares:

                           (i) for any period (A) during which the New York
                  Stock Exchange is closed other than the customary weekend and holiday closing, or (B) during which trading on the New York Stock Exchange is restricted;

                           (ii) for any period during which an emergency, as
                  defined by the rules of the Securities and Exchange Commission or any successor thereto, exists as a result of which (A) disposal by the Corporation of securities owned by it is not reasonably practicable, or (B) it is not reasonably practicable for the Corporation fairly to determine the value of its net assets; or

                           (iii) for such other periods as the Securities and
                  Exchange Commission or any successor thereto may by order permit for the protection of security holders of the Corporation.


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                  (c) the Corporation, pursuant to a resolution of the Board of
         Directors and without the vote or consent of stockholders of the Corporation, shall have the right to redeem at net asset value all Shares in any stockholder account in which there are less than 25 Shares or such lesser number of Shares as shall be specified in such resolution. Such resolution shall set forth that redemption of Shares in such accounts has been determined to be necessary to reduce disproportionately burdensome expenses in servicing stockholder accounts, or to be otherwise in the economic best interest of the Corporation. Such resolution shall provide that prior notice of at least 30 days shall be given to a stockholder before such redemption of shares and the stockholder will have 30 days (or such longer period as is specified in the resolution) from the date of the notice to avoid such redemption by increasing his account to at least 25 Shares, or such lesser number of Shares as is specified in the resolution.

         SECTION 4. Notwithstanding any provision of Maryland law requiring any action be taken or authorized by the affirmative vote of the holders of a designated proportion greater than a majority of the Shares outstanding or of the votes entitled to be cast, such action shall be effective and valid if taken or authorized by the affirmative vote of the holders of a majority of the total number of Shares outstanding or entitled to vote thereon pursuant to the provisions of these Articles of Incorporation.

         SECTION 5. No holder of stock of the Corporation shall, as such holder, have any right to purchase or subscribe for any Shares which the Corporation may issue or sell (whether out of the number of Shares now or hereafter authorized by these Articles of Incorporation, or any amendment thereof, or out of any Shares acquired by the Corporation after the issue thereof, or otherwise) other than such right, if any, as the Board of Directors, in its discretion, may determine.


                                   ARTICLE VI

         The current number of directors of the Corporation is eight, and the names of those who shall act as such until their successors are duly elected and qualify are as follows:

                                  Robert S. Dow
                                  E. Wayne Nordberg
                                  E. Thayer Bigelow
                                  Stewart S. Dixon
                                  John C. Jansing
                                  C. Alan MacDonald
                                  Hansel B. Millican
                                  Thomas J. Neff

         However, the By-Laws of the Corporation may fix the number of directors at a number other than eight and may authorize the Board of Directors, by the vote of a majority of the entire Board of Directors, to divide the Board into classes, to increase or decrease the number of directors within a limit specified in the By-Laws, provided that in no case shall the number of directors be less than three, and to fill the vacancies created by any such increase in the number of directors. Unless otherwise provided in the By-Laws of the Corporation, the directors of the Corporation need not be stockholders.


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                                   ARTICLE VII

The following provisions are inserted for the management of the business and conduct of the affairs of the Corporation, and to create, define, limit and regulate the powers of the Corporation, the directors and the stockholders.

         SECTION 1. In furtherance and not in limitation of the powers conferred by the statute and pursuant to these Articles of Incorporation, the Board of Directors is expressly authorized to do the following:

                  (a) To make, adopt, alter, amend and repeal By-Laws of the Corporation.

                  (b) To declare (from interest, dividends or other income received or accrued, from accruals of original issue or other discounts on obligations held, from capital or other profits on portfolio assets whether realized or unrealized, from surplus whether earned, capital or paid in from any other lawful sources with respect to a particular series) dividends and distributions on the Corporation's Shares, with respect to such series, for payment in cash, property or the Corporation's own stock to stockholders of record on such dates (which may be as frequently as every day) and payable at such intervals as the Board of Directors shall determine at any time in advance of such payment, whether or not the amount of such payment can at that time be determined or must be calculated subsequent to declaration and prior to payment by reference to amounts or other factors not yet determined at the time of declaration (including but not limited to the amount of a dividend or distribution to be determined only be reference to what is sufficient to enable the Corporation to qualify as a regulated investment company under the United States Internal Revenue Code or to avoid liability for Federal income tax); provided that if a dividend is paid from any source other than earned surplus, the source of the dividend shall be disclosed not later than at the time of payment to the stockholders of such series who receive it (the authority granted by this subsection (b) to permit, without limitation, and if otherwise lawful: the declaration of dividends or distributions by means of a formula or other similar method of determination whether or not the amount of such dividend or distribution can be calculated at the time of such declaration; establishing record or payment dates for dividends or distributions on any basis, including establishing a number of record or payment dates subsequent to the declaration at any dividend or distribution; establishing the same payment date for any number of dividends or distributions declared prior to such date; providing for the payment of dividends or distributions declared and as yet unpaid to stockholders of the Corporation redeeming shares prior to the payment date otherwise applicable; and providing in advance for the conditions under which any dividend or distribution may be payable in the Corporation's own shares to all or less than all of the Corporation's stockholders with respect to a particular series and for the calculation of any transfer from earned surplus to capital surplus in excess of the transfer to the stated capital of the aggregate par value of the shares of a particular series so to be issued, whether such dividend or distribution is in authorized but unissued or in treasury shares of the Corporation).

                  (c) To issue and sell or to cause the issuance and sale of Shares, of any Class, in such amounts and on such terms and conditions, for such purpose and for such amount or kind of consideration as is now or hereafter permitted by the laws of the State of Maryland and in accordance with the Investment Company Act of 1940.

                  (d) To purchase and to cause to be purchased Shares, of any series, pursuant to these Articles of Incorporation, upon tender thereof by the holder or holders thereof or otherwise, provided the Corporation has assets belonging to that series legally available for such purpose whether arising out of paid-in surplus, other surplus, net profits or otherwise, to such extent and in such manner and upon such terms as the Board of Directors shall deem expedient, and to pay for such Shares in cash belonging to that series then held or owned by the Corporation.

                  (e) To authorize, subject to such vote, consent, or approval of stockholders and other conditions, if any, as may be required by any applicable statute, rule or regulation, the execution and performance by the Corporation of an agreement or agreements with any person, corporation, association, partnership, or other organization whereby subject to the supervision and control of the Board of Directors, any such other person, corporation, association, partnership, or other organization, shall render managerial, investment advisory and related services to the Corporation (including, if deemed advisable, the management or supervision of the Investment portfolios of the Corporation) upon such terms and conditions as may be provided in such agreement or agreements.

                  (f) To authorize, subject to such vote, consent or approval of stockholders and other conditions, if any, as may be required by any applicable statute, rule or regulation, the execution and performance by the Corporation of an agreement or agreements, which may be exclusive, with any person, corporation, association, partnership or other organization, as distributor, providing for the sale and distribution of the Shares. Such agreement or agreements may provide for the charge by the Corporation of a premium over the net asset value (determined as hereinafter provided) of such Shares and allowance of a discount by the Corporation to such distributor, and may further provide for the reallowance by such distributor of concessions or commissions from but not exceeding such discount; provided, however, that such discount shall not exceed the amount of the premium. Such agreement may also provide for the payment of certain distribution expenses by the Corporation.

                  (g) To authorize any agreement of the character described in subsection (e) or (f) of this Section 1 with any person, corporation, association, partnership or other organization, although one or more of the members of the Board of Directors or officers of the Corporation may be the other party to any such agreement or an officer, director, shareholder, or member of such other party, and no such agreement shall be invalidated or rendered voidable by reason of the existence of any such relationship. Any director of the Corporation who is also a director or officer of such corporation or who is so interested may be counted in determining the existence of a quorum at any meeting of the Board of Directors which shall authorize any such agreement, and may vote thereat to authorize any such contract or transaction, with like force and effect as if he were not such director or officer of such other corporation or not so interested. Any agreement entered into pursuant to said subsections (e) or (f) shall be consistent with and subject to the requirements of the Investment Company Act of 1940, as amended from time to time, applicable rules and regulations thereunder, or any other applicable Act of Congress hereafter enacted, and no amendment to any agreement entered into pursuant to said subsection (e) (other than an amendment reducing the compensation of the other party thereto) shall be effective unless assented to by the affirmative vote of a majority of the outstanding voting securities of the Corporation (as such phrase is defined in the Investment Company Act of 1940, as amended from time to time) entitled to vote on the matter.

         SECTION 2. The Board of Directors may authorize the purchase by the Corporation, either directly or through any agent, of the Shares, of any Class, in the open market or otherwise, at prices not in excess of the net asset value of such Shares (determined as hereinafter provided) as of a time determined by the Board of Directors reasonably proximate to the time of purchase by the Corporation or any such agent.

         SECTION 3. For the purposes referred to in these Articles of Incorporation, the net asset value of shares of the capital stock of the Corporation of each series and class as of any particular time (a "determination time") shall be determined by or pursuant to the direction of the Board of Directors as follows:

                  (a) At times when a series is not classified into multiple classes, the net asset value of each share of stock of a series, as of a determination time, shall be the quotient, carried out to not less than two decimal points, obtained by dividing the net value of the assets of the Corporation belonging to that series (determined as hereinafter provided) as of such determination time by the total number of shares of that series then outstanding, including all shares of that series which the Corporation has agreed to sell for which the price has been determined, and excluding shares of that series which the Corporation has agreed to purchase or which are subject to redemption for which the price has been determined.

                  The net value of the assets of the Corporation of a series as of a determination time shall be determined in accordance with sound accounting practice by deducting from the gross value of the assets of the Corporation belonging to that series (determined as hereinafter provided), the amount of all liabilities belonging to that series (as such terms are defined in subsection (b) of Section 2 of Article V), in each case as of such determination time.

                  The gross value of the assets of the Corporation belonging to a series as of such determination time shall be an amount equal to all cash, receivables, the market value of all securities for which market quotations are readily available and the fair value of other assets of the Corporation belonging to that series (as such terms are defined in subsection (a) of Section 2 of Article V) at such determination time, all determined in accordance with sound accounting practice and giving effect to the following:

                           (1) the market value as of any such determination
                  time of any security owned by the Corporation which is traded in the NASDAQ National Market System or is listed or admitted to trading privileges on the New York Stock Exchange or the American Stock Exchange shall be the last sale price or (in the case of a security in which there has been no previously reported sale transaction since the last determination time) the mean between the last bid price and the last asked price, for such security on such exchange or in such market system. In case securities being valued are listed or admitted to trading privileges on any securities exchange other than the New York Stock Exchange, the American Stock Exchange, or the NASDAQ National Market System the securities exchange, sale transactions or bid or asked prices which are to be used as aforesaid shall be selected by the Board of Directors or any officer or other person designated by the Board of Directors for the purpose.

                           (2) The market value of securities dealt in an
                  over-the-counter market and not traded in the NASDAQ National Market System, shall be the mean between the last bid and asked price in such market prior to such determination time.

                           (3) The market value of other property, including any
                  securities which are neither listed nor admitted to trading privileges on any exchange or dealt in an over-the-counter market, shall be determined in good faith in such manner as the Board of Directors shall prescribe from time to time.

                           (4) The determination of the market value of
                  securities hereunder may be made in reliance on any recognized source of quotations or basis for ascertaining quotations.

                           (5) If a security is traded in more than one market,
                  a determination may be made as to which market most accurately reflects the value of such security.

                  (b) At times when a series is classified into multiple classes, the net asset value of each share of stock of a class of such series shall be determined in accordance with subsections (a) and (c) of this Section 3 with appropriate adjustments to reflect differing allocations of liabilities and expenses of such series between or among such classes to such extent as may be provided in or determined pursuant to Articles Supplementary filed for record with the State Department of Assessments and Taxation of Maryland or as may otherwise be determined by the Board of Directors.

                  (c) The Board of Directors is empowered, in its discretion, to establish other methods for determining such net asset value whenever such other methods are deemed by it to be necessary or desirable, including, but without limiting the generality of the foregoing, any method deemed necessary or desirable in order to enable the Corporation to comply with any provision of the Investment Company Act of 1940 or any rule or regulation thereunder.

         SECTION 4. The presence in person or by proxy of the holders of one-third of the Shares issued and outstanding and entitled to vote thereat shall constitute a quorum for the transaction of any business at all meetings of the shareholders, except as otherwise provided by law or in these Articles of Incorporation and except that where the holders of Shares of any series or class are entitled to a separate vote as such series or class (each such series or class, a "Separate Class") or where the holders of Shares of two or more (but not all) series or classes are required to vote as a single series or class (each such single series or class, a "Combined Class"), the presence in person or by proxy of the holders of one-third of the Shares of that Separate Class or Combined Class, as the case may be, issued and outstanding and entitled to vote thereat shall constitute a quorum for such vote. If, however, a quorum with respect to all series, including all classes thereof, a Separate Class or a Combined Class, as the case may be, shall not be present or represented at any meeting of the shareholders, the holders of a majority of the Shares of all series, such Separate Class or such Combined Class, as the case may be, present in person or by proxy and entitled to vote shall have power to adjourn the meeting from time to time as to all series, such Separate Class or such Combined Class, as the case may be, without notice other than announcement at the meeting, until the requisite number of Shares entitled to vote at such meeting shall be present. At such adjourned meeting at which the requisite number of Shares entitled to vote thereat shall be represented any business may be transacted which might have been transacted at the meeting as originally notified. The absence from any meeting of stockholders of the number of Shares in excess of one-third of the Shares of all series or classes, or of the affected series or classes, as the case may be, which may be required by the laws of the State of Maryland, the Investment Company Act of 1940 or any other applicable law, or by these Articles of Incorporation, for action upon any given matter shall not prevent action at such meeting upon any other matter or matters which may properly come before the meeting, if there shall be present thereat, in person or by proxy, holders of the number of Shares required for action in respect of such other matter or matters.

         SECTION 5. Any determination as to any of the following matters made by or pursuant to the direction of the Board of Directors consistent with these Articles of Incorporation and in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of duties, shall be final and conclusive and shall be binding upon the Corporation and every holder of the

Shares, of any series or class, namely, the amount of the assets, obligations, liabilities and expenses of the Corporation or belonging to any series or with respect to any class; the amount of the net income of the Corporation from dividends and interest for any period and the amount of assets at any time legally available for the payment of dividends with respect to any series or class; the amount of paid-in surplus, other surplus, annual or other net profits, or net assets in excess of capital, undivided profits, or excess of profits over losses on sales of securities belonging to the Corporation or any series or class; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged) with respect to the Corporation or any series or class; the market value, or any sale, bid or asked price to be applied in determining the market value, of any security owned or held by the Corporation; the fair value of any asset owned by the Corporation; the number of Shares of the Corporation of any series or class issued or issuable; the existence of conditions permitting the postponement of payment of the repurchase price of Shares of any series or class or the suspension of the right of redemption as provided by law; any matter relating to the acquisition, holding and disposition of securities and other assets by the Corporation; any question as to whether any transaction constitutes a purchase of securities on margin, a short sale of securities, or an underwriting of the sale of, or participation in any underwriting or selling group in connection with the public distribution of any securities; and any matter relating to the issue, sale, repurchase and/or other acquisition or disposition of Shares of any series or class.

         SECTION 6. The Corporation is adopting its corporate title through permission of the firm of Lord, Abbett & Co., which is entering into a management or advisory contract with the Corporation. Such contract shall make appropriate provisions that upon the termination of such contract for any cause, or if such firm or subsidiary or affiliate or successor deems it advisable to withdraw the right to the use of its name, the Corporation will, at the request of such firm or a subsidiary, affiliate or successor lawfully using the name, take such action as may be necessary to change its name to eliminate all use of or reference to the words "Lord Abbett" in any form and will not use the registered service mark of Lord, Abbett & Co., without the written consent of such firm, subsidiary, affiliate or successor. The Corporation shall also agree in such contract that investment companies other than the Corporation for which such firm or a subsidiary successor may act as investment adviser, and other companies affiliated with Lord, Abbett & Co., may be formed with the words "Lord Abbett" in their corporate titles. Such agreements on the part of the Corporation are hereby made binding upon it, its directors, officers, stockholders, creditors and all other persons claiming under or through it.


                                  ARTICLE VIII

         To the fullest extent permitted by Maryland statutory or decisional law, as amended from time to time, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages, except to the extent such exemption from liability or limitation thereof is not permitted by the Investment Company Act of 1940, as amended from time to time. No amendment of these Articles or repeal of any of its provisions shall limit or eliminate the benefits provided to directors and officers under this provision with respect to any act or omission which occurred prior to such amendment or repeal.

                                   ARTICLE IX

         From time to time any of the provisions of these Articles of Incorporation may be amended, altered or repealed (including any amendment that changes the terms of any of the outstanding Shares by classification, reclassification or otherwise), and other provisions that might, under the statutes of the State of Maryland at the time in force, be lawfully contained in

Articles of Incorporation may be added or inserted, upon the vote of the holders of a majority of the Shares at the time outstanding and entitled to vote, and all rights at any time conferred upon the stockholders of the Corporation by these Articles of Incorporation are subject to the provisions of this Article IX.

         THIRD:   The foregoing restatement of the charter has been approved by a majority of the entire board of directors.

         FOURTH:  The charter is not amended by these Articles of Restatement.

         FIFTH:   The current address of the principal office of the Corporation is set forth in Article III of the foregoing restatement of the charter.

         SIXTH:   The name and address of the Corporation's current resident agent are set forth in Article III of the foregoing restatement of the charter.

         SEVENTH: The number of directors of the Corporation and the names of those currently in office are set forth in Article VI of the foregoing restatement of the charter.

         The undersigned Vice President acknowledges these Articles of Restatement to be the corporate act of the Corporation and as to all matters or facts set forth herein required to be verified under oath, the undersigned Vice President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

         IN WITNESS WHEREOF, the Corporation has caused these Articles to be signed in its name and on its behalf by one of its Vice President and witnessed to by its Secretary on this 17th day of March, 1998.

                                    LORD ABBETT RESEARCH FUND, INC.

                                    By:     /s/ THOMAS F. KONOP
                                            -------------------
                                                Thomas F. Konop, Vice President

WITNESS:

/s/ PAUL A. HILSTAD
Paul A. Hilstad, Secretary

                                                                      Document 2

                               LORD ABBETT RESEARCH FUND, INC.

                                   ARTICLES OF AMENDMENT


         LORD ABBETT RESEARCH FUND, INC., a Maryland corporation (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

         FIRST: The Articles of Incorporation of the Corporation (hereinafter called the "Articles"), as heretofore amended, are hereby further amended by changing the legal name for the existing Mid-Cap Series of the Corporation to the "Lord Abbett Growth Opportunities Fund," its Class A shares now being Class A shares of the Lord Abbett Growth Opportunities Fund.

         SECOND: A majority of the entire Board of Directors of the Corporation on August 13, 1998, duly adopted resolutions approving the foregoing amendment to the Articles.

         THIRD: The amendment of the Articles set forth herein has been duly approved by the Board of Directors of the Corporation and is limited to a change expressly permitted by Section 2-605 of the General Corporation Law of the State of Maryland to be made without action of the stockholders.

         FOURTH: The Corporation is registered as an open-end company under the Investment Company Act of 1940, as amended from time to time.

         IN WITNESS WHEREOF, Lord Abbett Research Fund, Inc. has caused these presents to be signed in its name and on its behalf by its Vice President and witnessed by its Assistant Secretary on October 14, 1998.

                                    LORD ABBETT RESEARCH FUND, INC.

                                            By:      /s/ THOMAS F. KONOP
                                                     Thomas F. Konop
                                                     Vice President

WITNESS:

/s/ LAWRENCE H. KAPLAN
Lawrence H. Kaplan
Assistant Secretary

         THE UNDERSIGNED, Vice President of Lord Abbett Research Fund, Inc., who executed on behalf of the Corporation the foregoing Articles of Amendment, of which this Certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles of Amendment to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.

                                                     /s/ THOMAS F. KNOP
                                                     Thomas F. Konop
                                                     Vice President

                                                                      Document 3
                             ARTICLES SUPPLEMENTARY
                                       TO
                            ARTICLES OF INCORPORATION
                                       OF
                         LORD ABBETT RESEARCH FUND, INC.

         LORD ABBETT RESEARCH FUND, INC., a Maryland corporation having its principal office c/o The Prentice-Hall Corporation System, Maryland, 11 East Chase Street, Baltimore, Maryland 21202 (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

         FIRST: Pursuant to the authority of the Board of Directors to classify and reclassify unissued shares of stock of the Corporation and to classify a series into one or more classes of such series, the Board of Directors hereby (i) classifies and reclassifies 30,000,000 authorized but unissued and unclassified shares of the Corporation as Class B shares of the Lord Abbett Growth Opportunities Fund; (ii) classifies and reclassifies 20,000,000 authorized but unissued and unclassified shares of the Corporation as Class C shares of the Lord Abbett Growth Opportunities Fund; and (iii) classifies and reclassifies 30,000,000 authorized but unissued and unclassified shares of the Corporation as Class Y shares of the Lord Abbett Growth Opportunities Fund.

         SECOND: Subject to the power of the Board of Directors to classify and reclassify unissued shares, all Class B, Class C and Class Y shares of the Lord Abbett Growth Opportunities Fund shall be invested in the same investment portfolio of the Corporation as the Class A shares of the Lord Abbett Growth Opportunities Fund and shall have the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption set forth in Article V of the Articles of Incorporation of the Corporation (hereafter called the "Articles") and shall be subject to all other provisions of the Articles relating to stock of the Corporation generally.

         THIRD: The Class B, Class C and Class Y shares of the Growth Opportunities Fund aforesaid have been duly classified by the Board of Directors under the authority contained in the Articles.

         IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its Vice President and witnessed by its Assistant Secretary on October 14, 1998.

                                            LORD ABBETT RESEARCH FUND, INC.

                                            By:  /s/ THOMS F. KONOP
                                            Thomas F. Konop
                                            Vice President

WITNESSED:

/s/ LAWRENCE H. KAPLAN
Lawrence H. Kaplan
Assistant Secretary

         THE UNDERSIGNED, Vice President of LORD ABBETT RESEARCH FUND, INC., who executed on behalf of said Corporation the foregoing Articles Supplementary, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles Supplementary to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects under the penalties of perjury.

                                                     /s/ THOMAS F. KONOP
                                                     Thomas F. Konop
                                                     Vice President

                                                                      Document 4

                         LORD ABBETT RESEARCH FUND, INC.

                            CERTIFICATE OF CORRECTION

         Lord Abbett Research Fund, Inc., a Maryland corporation having its principal office in Maryland in the City of Baltimore, Maryland (hereinafter the "Corporation"), certifies to the State Department of Assessments and Taxation of Maryland that:

         FIRST:            The title of the document being corrected is:

                                 Lord Abbett Research Fund, Inc.
                                     Articles Supplementary

         SECOND: The only party to the document being corrected is Lord Abbett Research Fund, Inc.

         THIRD:   The document being corrected was filed with the State
Department of Assessments and Taxation of Maryland on April 2, 1997.

         FOURTH: Before the document being corrected was filed, the Board of Directors had previously classified and designated the shares of the Corporation as: (i) Class A shares (20,000,000) and Class B shares (30,000,000) of the Large-Cap Series; (ii) Class A shares (50,000,000) of the Mid-Cap Series; and (iii) Class A shares (50,000,000) and Class B shares (30,000,000) of the Small-Cap Series. Among other things, the document being corrected classified 20,000,000 authorized and unissued shares of the Corporation as Class C shares of the Large Cap Series, and 20,000,000 authorized and unissued shares of the Corporation as Class C shares of the Small-Cap Series. This Certificate of Correction is being filed solely to correct the description of the classification of shares of the Corporation, as follows:

                  (1) the provision in the document as previously filed read as follows:

                           FIRST: The Corporation presently has authority to issue 1,000,000,000 shares of capital stock, of the par value $.001 each, previously classified and designated by the Board of Directors as
         (i) Class A shares (20,000,000) and Class B shares (30,000,000) of the Large-Cap Series and (ii) Class A shares (20,000,000) and Class B shares (30,000,000) of the Small-Cap Series.

                  (2) The provision in the document as corrected reads as follows:

                           FIRST: The Corporation presently has authority to issue 1,000,000,000 shares of capital stock, of the par value $.001 each, previously classified and designated by the Board of Directors as: (i) Class A shares (20,000,000) and Class B shares (30,000,000) of the Large-Cap Series; (ii) Class A shares (50,000,000) of the Mid-Cap Series; and (iii) Class A shares (50,000,000) and Class B shares (30,000,000) of the Small-Cap Series.

         IN WITNESS WHEREOF, Lord Abbett Research Fund, Inc. has caused this Certificate of Correction to be signed in its name and on its behalf by one of its Vice Presidents and witnessed by its Assistant Secretary on March 30, 1999.

                                    LORD ABBETT RESEARCH FUND, INC.

                                    By:  /s/ PAUL A. HILSTAD
                                    Paul A. Hilstad
                                    Vice President and Secretary

WITNESS:

/s/ LAWRENCE H. KAPLAN
Lawrence H. Kaplan
Assistant Secretary


         THE UNDERSIGNED Vice President and Secretary of Lord Abbett Research Fund, Inc., who executed on behalf of the Corporation the foregoing Certificate of Correction, of which this Certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Certificate of Correction to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.


                                            /s/  PAUL A. HILSTAD
                                                 Paul A. Hilstad
                                                 Vice President and Secretary

                                                                      Document 5

                          LORD ABBETT RESEARCH FUND, INC.

                            CERTIFICATE OF CORRECTION

         Lord Abbett Research Fund, Inc., a Maryland corporation having its principal office in Maryland in the City of Baltimore, Maryland (hereinafter the "Corporation"), certifies to the State Department of Assessments and Taxation of Maryland that:

         FIRST:  The title of the document being corrected is:

                           Lord Abbett Research Fund, Inc.
                                    Articles Supplementary

         SECOND: The only party to the document being corrected is Lord Abbett Research Fund, Inc.

         THIRD: The document being corrected was filed with the State Department of Assessments and Taxation of Maryland on October 9, 1997.

         FOURTH: Before the document being corrected was filed, the Board of Directors had previously classified and designated 50,000,000 authorized shares of the Corporation as Class A shares of the Small-Cap Series, 30,000,000 as Class B shares of the Small-Cap Series, and 20,000,000 as Class C shares of the Small-Cap Series. Among other things, the document being corrected classified 30,000,000 authorized and unissued Class A shares of the Corporation as Class Y shares of the Small-Cap Series. This Certificate of Correction is being filed only to correct the description of the classification of shares in the Small Cap Series, as follows:

         (1) the relevant provisions in the document as previously filed read as follows:

         FIRST: The Corporation presently has authority to issue 1,000,000,000 shares of capital stock, of the par value $.001 each, having an aggregate par value of $1,000,000. The Board of Directors has previously classified and designated 20,000,000 authorized shares of the Corporation as Class A shares of the Small-Cap Series, 30,000,000 as Class B shares of the Small-Cap Series, and 20,000,000 as Class C shares of the Small-Cap Series.

         (2)      The provision in the document as corrected reads as follows:

         FIRST: The Corporation presently has authority to issued 1,000,000,000 shares of capital stock, of the par value $.001 each, having an aggregate par value of $1,000,000. The Board of Directors has previously classified and designated 50,000,000 authorized shares of the Corporation as Class A shares of the Small-Cap Series, 30,000,000 as Class B shares of the Small-Cap Series, and 20,000,000 as Class C shares of the Small-Cap Series.

         IN WITNESS WHEREOF, Lord Abbett Research Fund, Inc. has caused this Certificate of Correction to be signed in its name and on its behalf by one of its Vice Presidents and witnessed by its Secretary on March 30, 1999.

                                    LORD ABBETT RESEARCH FUND, INC.

                                    By:   /s/ PAUL A. HILSTAD
                                              Paul A. Hilstad
                                              Vice President and Secretary

WITNESS:

/s/ LAWRENCE H. KAPLAN
Lawrence H. Kaplan
Assistant Secretary


         THE UNDERSIGNED Vice President and Secretary of Lord Abbett Research Fund, Inc., who executed on behalf of the Corporation the foregoing Certificate of Correction, of which this Certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Certificate of Correction to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.

                                              /s/ PAUL A. HILSTAD
                                              Paul A. Hilstad
                                              Vice President and Secretary

                                                                      Document 6

                          LORD ABBETT RESEARCH FUND, INC.

                              ARTICLES OF AMENDMENT


         LORD ABBETT RESEARCH FUND, INC., a Maryland corporation (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

         FIRST: The Articles of Incorporation of the Corporation (hereinafter called the "Articles"), as heretofore amended, are hereby further amended by changing the legal name for the existing Small-Cap Series of the Corporation to the "Small-Cap Value Series," its Class A, B, C and Y shares now being Class A, B, C and Y shares of the Small-Cap Value Series.

         SECOND: A majority of the entire Board of Directors of the Corporation on March 17, 1999, duly adopted resolutions approving the foregoing amendment to the Articles.

         THIRD: The amendment of the Articles set forth herein has been duly approved by the Board of Directors of the Corporation and is limited to a change expressly permitted by Section 2-605 of the General Corporation Law of the State of Maryland to be made without action of the stockholders.

         FOURTH: The Corporation is registered as an open-end company under the Investment Company Act of 1940, as amended from time to time.

         IN WITNESS WHEREOF, Lord Abbett Research Fund, Inc. has caused these presents to be signed in its name and on its behalf by its Vice President and witnessed by its Assistant Secretary on March 30, 1999.

                                           LORD ABBETT RESEARCH FUND, INC.

                                           By:  /s/ PAUL A. HILSTAD
                                                    Paul A. Hilstad
                                                    Vice President and Secretary

WITNESS:

/s/ LAWRENCE H. KAPLAN
Lawrence H. Kaplan
Assistant Secretary

         THE UNDERSIGNED, Vice President and Secretary of Lord Abbett Research Fund, Inc., who executed on behalf of the Corporation the foregoing Articles of Amendment, of which this Certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles of Amendment to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.

                                                    /s/ PAUL A. HILSTAD
                                                    Paul A. Hilstad
                                                    Vice President and Secretary

                                                                      Document 7

                         LORD ABBETT RESEARCH FUND, INC.

                             ARTICLES SUPPLEMENTARY


         LORD ABBETT RESEARCH FUND, INC., a Maryland corporation (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

         FIRST: The Corporation presently has authority to issue 1,000,000,000 shares of capital stock, of the par value $.001 each, having an aggregate par value of $1,000,000 and being previously classified and designated by the Board of Directors as: (i) Class A shares (20,000,000), Class B shares (30,000,000) and Class C shares (20,000,000) of the Large-Cap series; (ii) Class A shares (50,000,000), Class B shares (30,000,000) Class C shares (20,000,000) and Class Y shares (30,000,000) of the Lord Abbett Growth Opportunities Fund; and (iii) Class A shares (20,000,000), Class B shares (30,000,000), Class C shares (20,000,000) and Class Y shares (30,000,000) of the Small-Cap Value Series.

         SECOND: Pursuant to the authority of the Board of Directors to classify and reclassify unissued shares of stock of the Corporation and to classify a series into one or more classes of such series, the Board of Directors hereby: (i) classifies and reclassifies 20,000,000 authorized but unissued and unclassified shares of the Corporation as Class P shares of the Large-Cap Series;(ii) classifies and reclassifies 30,000,000authorized but unissued and unclassified shares of the Corporation as Class Y shares of the Large-Cap Series; (iii) classifies and reclassifies 20,000,000 authorized buy unissued and unclassified shares of the Corporation as Class P shares of the Lord Abbett Growth Opportunities Fund; and (iv) classifies and reclassifies 20,000,000 authorized by unissued and unclassified shares of the Corporation as Class P shares of the Small-Cap Value Series.

         THIRD: Subject to the power of the Board of Directors to classify and reclassify unissued shares, all shares of stock of the Corporation hereby classified or reclassified as specified in Article Second above shall be invested in the same investment portfolios of the Corporation as the other classes of their respective series and shall have the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption set forth in Article V of the Articles of Incorporation of the Corporation (hereafter called the "Articles") and shall be subject to all other provisions of the Articles relating to stock of the Corporation generally.

         FOURTH: The shares of stock of the Corporation hereby classified or reclassified as specified in Article Second above have been duly classified by the Board of Directors under the authority contained in the Articles.

         IN WITNESS WHEREOF, Lord Abbett Research Fund, Inc. has caused these presents to be signed in its name and on its behalf by its Vice President and witnessed by its Assistant Secretary on March 30, 1999.

                                           LORD ABBETT RESEARCH FUND, INC.

                                           By:  /s/ PAUL A. HILSTAD
                                                    Paul A. Hilstad
                                                    Vice President and Secretary

WITNESS:

/s/ LAWERENCE H. KAPLAN
Lawrence H. Kaplan
Assistant Secretary

THE UNDERSIGNED, Vice President and Secretary of Lord Abbett Research Fund, Inc., who executed on behalf of the Corporation the foregoing Articles Supplementary, of which this Certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles Supplementary to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.

                                                    /s/ PAUL A. HILSTAD
                                                    Paul A. Hilstad
                                                    Vice President and Secretary

                                                                      Document 8

                           LORD ABBETT RESEARCH FUND, INC.

                              CERTIFICATE OF CORRECTION

                  Lord Abbett Research Fund, Inc., a Maryland corporation having its principal office in Maryland in the City of Baltimore, Maryland (hereinafter, the "Corporation"), certifies to the State Department of Assessments and Taxation of Maryland that:

                  FIRST:           The title of the document being corrected is:

                                   Lord Abbett Research Fund, Inc.
                                   Articles Supplementary

                  SECOND: The only party to the document being corrected is Lord Abbett Research Fund, Inc.

                  THIRD:   The document being corrected was filed with the State
Department of Assessments and Taxation of Maryland on April 7, 1999.

                  FOURTH: Before the document being corrected was filed, the Board of Directors had previously classified and designated the shares of the Corporation as: (i) Class A Shares (20,000,000), Class B Shares (30,000,000), and Class C Shares (20,000,000) of the Large-Cap Series; (ii) Class A Shares (50,000,000), Class B Shares (30,000,000), Class C Shares (20,000,000), and
Class Y Shares (30,000,000) of the Lord Abbett Growth Opportunities Fund; and
(iii) Class A Shares (50,000,000), Class B Shares (30,000,000), Class C Shares (20,000,000), and Class Y Shares (30,000,000) of the Small-Cap Value Series. Among other things, the document being corrected classified and reclassified (i) 20,000,000 authorized but unissued and unclassified shares of the Corporation as Class Y Shares of the Large-Cap Series; (ii) 20,000,000 authorized but unissued and unclassified shares of the Corporation as Class P Shares of the Growth Opportunities Fund; and (iii) 20,000,000 authorized but unissued and unclassified shares of the Corporation as Class P shares of the Small-Cap Value Series. This Certificate of Correction is being filed only to correct the description of the classification of shares in the Small-Cap Value Series as follows:

                           (1)      The relevant provisions in the document as
previously filed read as follows:

                  FIRST: The Corporation presently has authority to issue 1,000,000,000 shares of capital stock, of the par value $.001 each, having an aggregate par value of $1,000,000 and being previously classified and designated by the Board of Directors as: (I) Class A shares (20,000,000), Class B shares (30,000,000) and Class C shares (20,000,000) of the Large-Cap Series; (II) Class A shares (50,000,000), Class B shares (30,000,000), Class C shares (20,000,000)
and Class Y shares (30,000,000) of the Lord Abbett Growth Opportunities Fund; and (III) Class A shares (20,000,000), Class B shares (30,000,000), Class C shares (20,000,000) and Class Y shares (30,000,000) of the Small-Cap Value Series.

                           (2)      The provision in the document as corrected
reads as follows:

                  FIRST: The Corporation presently has authority to issue 1,000,000,000 shares of capital stock, of the par value $.001 each, having an aggregate par value of $1,000,000 and being previously classified and designated by the Board of Directors as: (i) Class A shares (20,000,000), Class B shares (30,000,000) and Class C shares (20,000,000) of the Large-Cap Series; (ii) Class A shares (50,000,000), Class B shares (30,000,000), Class C shares (20,000,000)
and Class Y shares (30,000,000) of the Lord Abbett Growth Opportunities Fund; and (iii) Class A shares (50,000,000), Class B shares (30,000,000), Class C shares (20,000,000) and Class Y shares (30,000,000) of the Small-Cap Value Series.

                  IN WITNESS WHEREOF, Lord Abbett Research Fund, Inc. has caused this Certificate of Correction to be signed in its name and on its behalf by one of its Vice Presidents and witnessed by one of its Assistant Secretaries on March 22, 2001.

                                            LORD ABBETT RESEARCH FUND, INC.

                                            By: /s/ PAUL A. HILSTAD
                                                ----------------------------
                                                Paul A. Hilstad
                                                Vice President and Secretary

WITNESS:

/s/ LAWRENCE H. KAPLAN
-----------------------------------
Lawrence H. Kaplan,
Vice President & Assistant Secretary

                  THE UNDERSIGNED, Vice President and Secretary of Lord Abbett Research Fund, Inc. who executed on behalf of the Corporation the foregoing Certificate of Correction, of which this Certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Certificate of Correction to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.

                                                    /s/ PAUL A. HILSTAD
                                                    ----------------------------
                                                    Paul A. Hilstad
                                                    Vice President and Secretary



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